CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement (Reg. No. 333-40571) of our report dated April 8, 1998 included in Canandaigua Brands, Inc.'s Form 10-K for the year ended February 28, 1998 and to all references to our firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP


Rochester, New York,
  November 9, 1998